UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3737

Fidelity Advisor Series IV
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders

Fidelity® Institutional Short-Intermediate Government Fund

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	21	Notes to the financial statements.
Report of Independent	26
Registered Public
Accounting Firm
Trustees and Officers	27
Distributions	38
Board Approval of	39
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general infor-
mation of the shareholders of the fund. This report is not authorized for distribution to prospec-
tive investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly report, semiannual report, or annual report on Fidelity’s web site at http://fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $100,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Inst Sht Int Govt Fund	1.39%	4.31%	5.05%

$100,000 Over 10 Years

Let’s say hypothetically that $100,000 was invested in Fidelity® Institutional Short Intermediate Government Fund on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-5 Year US Government Bond Index performed over the same period.

5 Annual Report 5

Management’s Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Institutional Short Intermediate Government Fund

Investment grade bond performance reflected the good news/bad news dichotomy regard ing the economy’s direction during the year ending November 30, 2005, as index returns were positive, but well below their historical averages. On the downside, inflation levels accelerated along with record high prices for natural gas and oil, the latter of which reached $70 per barrel after Hurricane Katrina devastated the Gulf Coast’s production and refining facilities. Investors were further troubled by the Federal Reserve Board’s eight interest rate hikes. On the upside, core inflation — which excludes volatile energy and food prices — remained relatively tame and quarterly gross domestic product growth (GDP) showed the economy was solid, but not overheated. Still, investors leaned more toward the cautious side, as suggested by the modest 2.40% gain of the Lehman Brothers® Aggregate Bond Index. Treasuries outperformed corporate, agency and mortgage backed bonds, but not to a great extent, as each of these investment grade debt categories re turned more than 2.00% but less than 3.00%, according to their respective Lehman Broth ers benchmarks.

For the 12 months ending November 30, 2005, the fund returned 1.39%, outpacing both the LipperSM Short Intermediate Government Funds Average and the Lehman Brothers

1-5 Year U.S. Government Bond Index, which returned 0.99% and 1.36%, respectively. The biggest boost to the fund’s performance relative to the index was effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. Early in the period, the fund’s larger than index stake in longer term securities and in cash benefited performance as the yield curve flattened and longer term securities and cash outpaced short term securities. A large weighting relative to the index in agency securities and a significant underweighting in Treasuries also boosted returns because agencies outpaced comparable duration Treasuries. My decision to maintain an out of index stake in mortgage pass through securities worked against the fund, given that they trailed comparable duration Treasuries, due largely to heavy mortgage supply. However, my positioning elsewhere within the mortgage sector was a plus, with holdings in collateralized mortgage obligations making a positive contribution.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Actual	$1,000.00	$1,002.70	$2.26
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,022.81	$2.28

* Expenses are equal to the Fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Coupon Distribution as of November 30, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
0.01 – 0.99%	10.0	5.2
2 – 2.99%	26.7	50.7
3 – 3.99%	17.9	15.7
4 – 4.99%	24.4	11.7
5 – 5.99%	9.6	7.7
6 – 6.99%	7.4	6.1
7% and over	1.5	1.6

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of November 30, 2005
6 months ago
Years	3.2	2.8

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of November 30, 2005
6 months ago
Years	2.3	2.2

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report 8

Investments November 30, 2005
Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations 76.6%
	Principal	Value (Note 1)
	Amount
U.S. Government Agency Obligations 44.9%
Fannie Mae:
2.625% 11/15/06	$ 5,585,000	$ 5,479,393
3.25% 1/15/08	1,710,000	1,660,160
3.875% 5/15/07	5,170,000	5,111,352
4.5% 10/15/08	8,587,000	8,534,087
4.625% 10/15/14	6,700,000	6,586,663
5.5% 3/15/11	5,095,000	5,252,593
6.25% 2/1/11	575,000	605,849
6.375% 6/15/09	14,370,000	15,150,780
Federal Home Loan Bank:
3.75% 9/28/06	13,960,000	13,860,060
3.8% 12/22/06	2,970,000	2,943,178
5.8% 9/2/08	11,605,000	11,914,993
Freddie Mac:
2.375% 4/15/06	79,750,000	79,192,464
2.75% 8/15/06	2,670,000	2,635,816
2.875% 12/15/06	18,490,000	18,155,017
4% 8/17/07	1,052,000	1,040,066
4.125% 4/2/07	4,501,000	4,468,498
4.25% 7/15/09	5,183,000	5,099,139
5.875% 3/21/11	475,000	493,848
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) Series 1-B, 8.5% 4/1/06	255,854	261,214
Israeli State (guaranteed by U.S. Government through
Agency for International Development) 6.8% 2/15/12	2,500,000	2,694,970
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificates 6.77% 11/15/13	1,046,154	1,119,384

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		192,259,524
U.S. Treasury Inflation Protected Obligations 10.0%
U.S. Treasury Inflation-Indexed Notes 0.875% 4/15/10	45,105,280	42,871,000
U.S. Treasury Obligations – 21.7%
U.S. Treasury Notes:
2.375% 8/31/06	9,143,000	9,007,638
3.375% 9/15/09	23,964,000	23,098,109
3.75% 5/15/08	23,614,000	23,253,343

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value (Note 1)
	Amount
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
4% 2/15/15	$4,000,000	$ 3,839,532
4.75% 5/15/14	33,400,000	33,910,118

TOTAL U.S. TREASURY OBLIGATIONS		93,108,740

TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $332,836,717)		328,239,264

U.S. Government Agency Mortgage Securities 8.9%

Fannie Mae – 6.7%
3.477% 4/1/34 (b)	153,191	152,653
3.739% 1/1/35 (b)	116,331	114,839
3.752% 10/1/33 (b)	70,810	69,224
3.766% 12/1/34 (b)	77,078	76,068
3.788% 12/1/34 (b)	17,868	17,663
3.793% 6/1/34 (b)	316,246	305,298
3.819% 6/1/33 (b)	57,083	56,105
3.824% 1/1/35 (b)	76,649	75,821
3.847% 1/1/35 (b)	206,330	204,082
3.869% 1/1/35 (b)	125,654	125,196
3.877% 6/1/33 (b)	307,044	302,491
3.889% 12/1/34 (b)	61,606	61,477
3.907% 10/1/34 (b)	89,655	88,711
3.952% 5/1/34 (b)	22,276	22,626
3.955% 11/1/34 (b)	149,579	148,434
3.963% 1/1/35 (b)	97,043	96,075
3.968% 5/1/33 (b)	29,919	29,510
3.983% 12/1/34 (b)	494,270	492,786
3.984% 12/1/34 (b)	102,275	101,572
3.993% 1/1/35 (b)	56,363	55,877
3.996% 12/1/34 (b)	77,699	77,146
4% 8/1/18	1,076,504	1,022,929
4.01% 2/1/35 (b)	65,200	64,470
4.021% 12/1/34 (b)	37,767	37,450
4.023% 1/1/35 (b)	134,365	133,257
4.028% 2/1/35 (b)	60,823	60,106
4.037% 1/1/35 (b)	42,883	42,591
4.044% 10/1/18 (b)	66,248	65,040
4.06% 1/1/35 (b)	60,420	59,646

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
4.064% 4/1/33 (b)	$26,316	$26,083
4.064% 12/1/34 (b)	127,663	126,844
4.087% 1/1/35 (b)	133,943	132,737
4.094% 2/1/35 (b)	41,855	41,436
4.098% 2/1/35 (b)	122,150	120,904
4.103% 2/1/35 (b)	42,980	42,664
4.109% 2/1/35 (b)	258,101	255,863
4.111% 1/1/35 (b)	136,046	134,518
4.124% 1/1/35 (b)	244,171	241,687
4.126% 11/1/34 (b)	105,405	104,655
4.129% 1/1/35 (b)	134,221	134,113
4.129% 2/1/35 (b)	158,064	157,892
4.144% 1/1/35 (b)	195,390	194,711
4.159% 2/1/35 (b)	124,354	123,291
4.168% 1/1/35 (b)	116,679	115,652
4.174% 1/1/35 (b)	258,035	255,981
4.182% 11/1/34 (b)	30,005	29,804
4.187% 1/1/35 (b)	154,730	152,126
4.204% 3/1/34 (b)	68,380	67,431
4.214% 10/1/34 (b)	188,614	187,788
4.25% 2/1/35 (b)	67,384	66,148
4.282% 2/1/35 (b)	38,653	38,265
4.287% 8/1/33 (b)	152,632	151,578
4.293% 7/1/34 (b)	62,749	62,992
4.297% 3/1/33 (b)	77,497	76,870
4.298% 3/1/35 (b)	64,449	64,215
4.305% 5/1/35 (b)	105,092	103,889
4.307% 1/1/35 (b)	63,033	62,068
4.313% 3/1/33 (b)	44,859	44,103
4.318% 1/1/35 (b)	78,577	78,582
4.325% 10/1/33 (b)	30,860	30,484
4.328% 12/1/34 (b)	42,606	42,500
4.348% 1/1/35 (b)	67,402	66,331
4.351% 6/1/33 (b)	33,758	33,337
4.356% 9/1/34 (b)	584,269	580,212
4.365% 4/1/35 (b)	41,685	41,174
4.367% 2/1/34 (b)	181,596	179,304
4.403% 2/1/35 (b)	110,339	108,622
4.41% 5/1/35 (b)	213,605	212,983
4.419% 11/1/34 (b)	1,123,580	1,123,109
4.428% 7/1/36 (b)	465,399	467,409
4.444% 4/1/34 (b)	109,452	108,847

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
4.445% 10/1/34 (b)	$396,330	$ 395,982
4.449% 3/1/35 (b)	115,984	114,471
4.48% 8/1/34 (b)	231,632	229,216
4.481% 1/1/35 (b)	106,924	106,809
4.501% 5/1/35 (b)	84,891	83,776
4.523% 8/1/34 (b)	137,414	137,784
4.545% 7/1/35 (b)	250,572	248,870
4.548% 2/1/35 (b)	498,123	497,909
4.56% 2/1/35 (b)	74,379	73,601
4.561% 1/1/35 (b)	146,126	146,231
4.564% 4/1/33 (b)	823,703	820,293
4.577% 9/1/34 (b)	277,462	277,834
4.589% 2/1/35 (b)	49,904	50,030
4.605% 8/1/34 (b)	92,359	91,895
4.646% 1/1/33 (b)	49,414	49,193
4.653% 3/1/35 (b)	32,976	33,050
4.658% 9/1/34 (b)	18,795	18,680
4.702% 3/1/35 (b)	631,370	632,069
4.708% 2/1/33 (b)	12,658	12,647
4.712% 10/1/32 (b)	16,724	16,688
4.725% 3/1/35 (b)	127,966	126,838
4.732% 10/1/32 (b)	17,899	17,908
4.732% 7/1/34 (b)	223,792	224,633
4.819% 12/1/32 (b)	98,540	98,511
4.834% 8/1/34 (b)	72,560	72,179
4.842% 12/1/34 (b)	81,630	81,357
4.857% 1/1/35 (b)	18,249	18,363
4.925% 12/1/32 (b)	7,596	7,606
4.986% 11/1/32 (b)	49,076	49,475
5.031% 2/1/35 (b)	34,303	34,407
5.042% 7/1/34 (b)	42,201	42,349
5.064% 11/1/34 (b)	16,150	16,178
5.112% 5/1/35 (b)	506,894	508,855
5.2% 6/1/35 (b)	368,009	370,422
5.229% 8/1/33 (b)	98,590	98,750
5.344% 7/1/35 (b)	44,772	44,963
5.5% 1/1/09 to 6/1/20	6,812,995	6,849,143
6% 5/1/16 to 10/1/16	998,573	1,020,334
6.5% 6/1/15 to 3/1/35	2,701,011	2,771,193
7% 6/1/12 to 6/1/31	386,736	403,002
7% 12/1/20 (a)	230,244	237,151
8% 8/1/09	19,274	19,669

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
9% 2/1/13 to 8/1/21	$239,976	$ 257,508
9.5% 5/1/09 to 11/1/21	17,091	18,038
10.5% 5/1/10 to 8/1/20	46,965	51,296
11% 11/1/10 to 9/1/14	287,735	311,683
11.5% 11/1/15 to 7/15/19	200,458	220,685
12% 4/1/15	14,889	16,658
12.5% 3/1/16	11,719	12,959
		28,587,486
Freddie Mac – 1.9%
4.056% 12/1/34 (b)	73,329	72,440
4.11% 12/1/34 (b)	114,221	112,499
4.187% 1/1/35 (b)	371,181	366,024
4.274% 3/1/35 (b)	103,439	102,383
4.299% 5/1/35 (b)	170,241	168,643
4.307% 12/1/34 (b)	86,965	85,615
4.387% 2/1/35 (b)	227,664	225,730
4.444% 3/1/35 (b)	95,208	93,263
4.448% 2/1/34 (b)	116,133	114,566
4.474% 6/1/35 (b)	179,984	177,783
4.489% 3/1/35 (b)	115,585	113,387
4.491% 3/1/35 (b)	699,537	689,345
4.559% 2/1/35 (b)	174,948	172,825
4.819% 10/1/32 (b)	14,373	14,377
4.889% 3/1/33 (b)	34,496	34,403
5% 7/1/35 to 9/1/35	910,762	876,138
5.023% 4/1/35 (b)	580,668	579,671
5.085% 9/1/32 (b)	267,563	268,499
5.292% 8/1/33 (b)	50,271	50,868
5.5% 11/1/20	2,776,598	2,789,272
5.676% 4/1/32 (b)	22,713	22,930
6.5% 5/1/08	35,304	35,947
7.5% 11/1/12	180,190	187,215
8% 9/1/07 to 12/1/09	78,024	79,329
8.5% 7/1/06 to 6/1/14	101,968	104,511
9% 12/1/07 to 12/1/18	81,502	86,379
9.5% 2/1/17 to 12/1/22	330,352	358,283
10% 1/1/09 to 6/1/20	89,567	96,613
10.5% 9/1/20 to 5/1/21	24,743	26,373
11% 12/1/11	1,966	2,117
11.5% 10/1/15	5,081	5,564
12% 9/1/11 to 11/1/19	23,197	25,437

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
		Principal	Value (Note 1)
		Amount
Freddie Mac – continued
12.25% 11/1/14		$25,015	$27,511
12.5% 8/1/10 to 6/1/19		229,015	252,200
			8,418,140
Government National Mortgage Association – 0.3%
8% 11/15/09 to 12/15/23		966,642	1,017,007
8.5% 5/15/16 to 3/15/17		50,332	54,390
10.5% 1/15/16 to 1/15/18		166,427	185,318
11% 10/20/13		3,293	3,559
12.5% 11/15/14		60,952	67,866
13.5% 7/15/11		10,244	11,477
			1,339,617

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $38,553,324)			38,345,243

Asset Backed Securities 0.8%

Fannie Mae Grantor Trust Series 2005-T4 Class A1C,
4.3413% 9/25/35 (b)
(Cost $3,350,000)		3,350,000	3,349,734

Collateralized Mortgage Obligations 11.0%

U.S. Government Agency 11.0%
Fannie Mae:
floater:
Series 1994-42 Class FK, 3.73% 4/25/24 (b)		2,176,326	2,107,325
Series 2003-25 Class CF, 4.5413% 3/25/17 (b)		1,519,162	1,524,529
planned amortization class Series 2003-39 Class PV,
5.5% 9/25/22		1,010,000	1,010,434
sequential pay:
Series 1993-238 Class C, 6.5% 12/25/08		3,001,178	3,032,316
Series 1999-25 Class Z, 6% 6/25/29		3,824,968	3,887,551
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-38 Class QF, 5.1713% 8/25/31 (b)		596,811	611,229
Series 2002-49 Class FB, 4.74% 11/18/31 (b)		841,365	847,303
Series 2002-60 Class FV, 5.1913% 4/25/32 (b)		178,787	184,495
Series 2002-68 Class FH, 4.64% 10/18/32 (b)		704,126	713,829
Series 2002-74 Class FV, 4.6413% 11/25/32 (b)		2,121,847	2,138,894
Series 2002-75 Class FA, 5.1913% 11/25/32 (b)	.	366,244	378,304
Series 2003-122 Class FL, 4.5413% 7/25/29 (b)		311,858	311,658

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2003-131 Class FM, 4.5913% 12/25/29 (b)	$215,591	$ 216,457
Series 2003-15 Class WF, 4.5413% 8/25/17 (b)	367,810	369,338
Series 2004-31 Class F, 4.4913% 6/25/30 (b)	541,738	542,355
Series 2004-33 Class FW, 4.5913% 8/25/25 (b)	526,748	529,438
planned amortization class:
Series 2002-11 Class QB, 5.5% 3/25/15	323,160	323,992
Series 2002-16 Class PG, 6% 4/25/17	670,000	689,854
Series 2002-8 Class PD, 6.5% 7/25/30	135,842	136,012
Series 2003-91 Class HA, 4.5% 11/25/16	1,000,000	984,620
sequential pay Series 2005-4 Class ED, 5% 6/25/27 .	3,433,333	3,414,572
Series 2002-50 Class LE, 7% 12/25/29	86,518	87,507
Series 2005-69 Class ZL, 4.5% 8/25/25	833,748	830,026
Freddie Mac floater Series 3028 Class FM, 4.365%
9/15/35 (b)	1,512,026	1,491,591
Freddie Mac Multi class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 5.1% 1/15/32 (b)	706,841	724,048
Class PF, 5.1% 12/15/31 (b)	585,000	602,086
Series 2410 Class PF, 5.1% 2/15/32 (b)	1,340,000	1,378,405
Series 2526 Class FC, 4.52% 11/15/32 (b)	655,145	657,789
Series 2530 Class FE, 4.72% 2/15/32 (b)	471,309	478,358
Series 2553 Class FB, 4.62% 3/15/29 (b)	1,440,000	1,444,099
Series 2577 Class FW, 4.62% 1/15/30 (b)	1,116,706	1,123,464
Series 2625 Class FJ, 4.42% 7/15/17 (b)	891,161	892,428
Series 2770 Class FP, 4.565% 12/15/25 (b)	525,747	526,822
Series 2861:
Class GF, 4.42% 1/15/21 (b)	293,691	294,041
Class JF, 4.42% 4/15/17 (b)	475,789	477,346
Series 2994 Class FB, 4.27% 6/15/20 (b)	455,429	454,050
planned amortization class:
Series 1543 Class VK, 6.7% 1/15/23	651,758	656,200
Series 2461 Class PG, 6.5% 1/15/31	120,246	120,424
Series 2640 Class GR, 3% 3/15/10	646,162	642,300
sequential pay:
Series 1929 Class EZ, 7.5% 2/17/27	1,801,130	1,899,649
Series 2617 Class GW, 3.5% 6/15/16	1,273,337	1,240,682
Series 2630 Class MB, 4.5% 6/15/18	3,475,000	3,281,326
Series 2866 Class N, 4.5% 12/15/18	680,000	668,738

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
sequential pay:
Series 3013 Class VJ, 5% 1/15/14	$ 1,278,477	$ 1,271,766
Series 2931 Class ZK, 4.5% 2/15/20	309,788	309,408
Series 3018 Class ZA, 5.5% 8/15/35	344,016	343,579
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30	18,352	18,314
Series 2005-58 Class NJ, 4.5% 8/20/35	1,465,000	1,433,001
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $47,754,218)		47,301,952

Commercial Mortgage Securities 0.2%

Freddie Mac Multi-class participation certificates
guaranteed floater Series 2448 Class FT, 5.12%
3/15/32 (b)
(Cost $915,053)	897,720	922,152

Cash Equivalents 2.5%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.04%, dated 11/30/05 due 12/1/05)
(Cost $10,679,000)	$10,680,198	10,679,000

TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $434,088,312)		428,837,345

NET OTHER ASSETS – 0.0%		(151,153)
NET ASSETS 100%		$ 428,686,192

Legend (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis. (b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $16,269,036 of which $5,799,739, $4,168,919, $1,483,869 and $4,816,509 will expire on November 30, 2007, 2008, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $10,679,000) See accompanying
schedule:
Unaffiliated issuers (cost $434,088,312)		$428,837,345
Cash		769
Receivable for investments sold		107,291
Receivable for fund shares sold		422,395
Interest receivable		2,385,280
Total assets		431,753,080

Liabilities
Payable for investments purchased
Regular delivery	$1,957,987
Delayed delivery	240,009
Payable for fund shares redeemed	652,021
Distributions payable	53,642
Accrued management fee	162,106
Other affiliated payables	1,123
Total liabilities		3,066,888

Net Assets		$428,686,192
Net Assets consist of:
Paid in capital		$448,599,113
Undistributed net investment income		1,636,305
Accumulated undistributed net realized gain (loss) on
investments		(16,298,259)
Net unrealized appreciation (depreciation) on
investments		(5,250,967)
Net Assets, for 45,032,806 shares outstanding		$428,686,192
Net Asset Value, offering price and redemption price per
share ($428,686,192 ÷ 45,032,806 shares)		$9.52

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Interest		$16,358,059

Expenses
Management fee	$2,100,865
Independent trustees’ compensation	2,185
Miscellaneous	931
Total expenses before reductions	2,103,981
Expense reductions	(24,470)	2,079,511

Net investment income		14,278,548
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,694,556)
Swap agreements	(116,916)
Total net realized gain (loss)		(4,811,472)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,371,529)
Swap agreements	73,963
Total change in net unrealized appreciation
(depreciation)		(3,297,566)
Net gain (loss)		(8,109,038)
Net increase (decrease) in net assets resulting from
operations		$6,169,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$14,278,548	$11,804,720
Net realized gain (loss)	(4,811,472)	(794,916)
Change in net unrealized appreciation (depreciation) .	(3,297,566)	(2,312,320)
Net increase (decrease) in net assets resulting from
operations	6,169,510	8,697,484
Distributions to shareholders from net investment income .	(12,781,978)	(11,835,110)
Share transactions
Proceeds from sales of shares	89,442,606	153,915,985
Reinvestment of distributions	12,059,991	11,219,970
Cost of shares redeemed	(151,985,452)	(203,279,531)
Net increase (decrease) in net assets resulting from
share transactions	(50,482,855)	(38,143,576)
Total increase (decrease) in net assets	(57,095,323)	(41,281,202)

Net Assets
Beginning of period	485,781,515	527,062,717
End of period (including undistributed net investment
income of $1,636,305 and undistributed net invest-
ment income of $278,410, respectively)	$428,686,192	$485,781,515

Other Information
Shares
Sold	9,316,942	15,811,309
Issued in reinvestment of distributions	1,257,918	1,153,927
Redeemed	(15,856,373)	(20,915,238)
Net increase (decrease)	(5,281,513)	(3,950,002)

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.71	$9.71	$9.51	$9.19
Income from Investment Operations
Net investment incomeB	293	.225	.236	.376D	.562
Net realized and unrealized gain
(loss)	(.160)	(.060)	.004	.206D	.329
Total from investment operations	133	.165	.240	.582	.891
Distributions from net investment
income	(.263)	(.225)	(.240)	(.382)	(.571)
Net asset value, end of period	$9.52	$9.65	$9.71	$9.71	$9.51
Total ReturnA	1.39%	1.71%	2.48%	6.25%	9.96%
Ratios to Average Net AssetsC
Expenses before reductions	45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	44%	.45%	.44%	.45%	.44%
Net investment income	3.05%	2.31%	2.42%	3.92%D	5.98%
Supplemental Data
Net assets, end of period
(000 omitted)	$428,686	$485,782	$527,063	$501,942	$406,591
Portfolio turnover rate	96%	165%	289%	219%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Institutional Short Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massa chusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Invest ments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

21 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, and capital loss carryforwards.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$557,137
Unrealized depreciation	(5,334,876)
Net unrealized appreciation (depreciation)	(4,777,739)
Undistributed ordinary income	1,134,976
Capital loss carryforward	16,269,036

Cost for federal income tax purposes	$433,615,084

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$12,781,978	$11,835,110

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repur chase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report 22

2. Operating Policies continued

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll

23 Annual Report

Notes to Financial Statements continued 2. Operating Policies continued Mortgage Dollar Rolls continued

transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee that is based on an annual rate of .45% of the fund’s average net assets. FMR pays all other expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which is included in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $7,171.

Annual Report

24

6. Expense Reductions.

Through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s management fee. During the period, these credits reduced the fund’s management fee by $24,470.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

25 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Institutional Short Intermediate Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Institutional Short Intermediate Government Fund (a fund of Fidelity Advisor Series IV) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsi bility of the Fidelity Institutional Short Intermediate Government Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant esti mates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 13, 2006

Annual Report

26

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

27 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Institutional Short Intermediate Government. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions includ ing Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

28

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

29 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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30

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Ste vens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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32

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series IV. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Institutional Short Intermediate Government. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice Presi dent of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s Interna tional Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Institutional Short Intermediate Government. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Institutional Short Intermediate Government. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Invest ments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2002

Vice President of Institutional Short Intermediate Government, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Institutional Short Intermediate Government. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Sec retary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Institutional Short Intermediate Government. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Institu tional Short Intermediate Government. Ms. Reynolds also serves as Pres ident, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

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34

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Institutional Short Intermediate Government. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Institutional Short Intermediate Govern ment. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice Pres ident and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Institutional Short Intermediate Government. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Institutional Short Intermediate Government. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Institutional Short Intermediate Government. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Institutional Short Intermediate Government. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before join ing Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Com mission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man agement where he served as Vice President of the Investment Opera tions Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

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36

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short Intermediate Government. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

37 Annual Report

Distributions

A total of 45.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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38

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Institutional Short Intermediate Government Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

39 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

40

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The per centage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time, although a considerable percentage of the fund’s peers performed better than the fund during the one year period presented. The Board also noted that the relative investment performance of the fund was lower than its benchmark over time.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for

Annual Report

42

performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 6% would mean that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical “net management fee,” which is derived by subtracting payments made by FMR for non management expenses (includ ing transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund’s all inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non management expenses.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s hypothetical net management fee as well as the fund’s all inclusive fee. The Board also considered

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee compari sons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

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44

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

45 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

ISIG UANN-0106 1.786710.102

Fidelity® Real Estate High Income Fund

Annual Report November 30, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Performance	4	How the fund has done over time.
Management’s Discussion	5	The manager’s review of fund performance, strategy and
		outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund’s investments over
		the past six months.
Investments	8	A complete list of the fund’s investments with their
		market values.
Financial Statements	16	Statements of assets and liabilities, operations, and
		changes in net assets, as well as financial highlights.
Notes	18	Notes to the financial statements.
Report of Independent Registered Public	21
Accounting Firm
Trustees and Officers	22
Distributions	27
Board Approval of Investment Advisory	28
Contracts and Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the
Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call Fidelity (collect) at 1-617-563-6414 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc. and have been licensed for use by Fidelity Distributors
Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the
SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regard ing the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.
For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report 2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifi cally regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $100,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reim bursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Real Estate High Income	9.00%	13.92%	13.39%

$100,000 Over 10 Years

Let’s say hypothetically that $100,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® US High Yield Master Cash Pay Only Index performed over the same period.

Annual Report

4

Management’s Discussion of Fund Performance

Comments from Stephen Rosen, Portfolio Manager of Fidelity® Real Estate High Income Fund

High yielding real estate securities generally turned in strong performances compared with their counterparts in the corporate high yield market, which struggled due in large measure to two poorly performing industries autos and airlines. The automotive industry absorbed a shock in the spring, when General Motors announced a huge first quarter loss. Shortly thereafter, the debt of GM was downgraded to high yield status. Airline securities also took a hit, as Delta and Northwest both declared bankruptcy in September. On the other hand, the hard assets backing commercial mortgage backed securities (CMBS) and the fund’s other real estate holdings, together with their diversification by geography, property type and tenant, enabled them to weather these events with minimal impact. The Merrill Lynch® U.S. High Yield Master Cash Pay Only Index, reflecting activity in the corporate high yield bond market, rose 3.41% for the year ending November 30, 2005. Meanwhile, stocks, as measured by the Standard & Poor’s 500SM Index, returned 8.44% .

During the past year, the fund returned 9.00%, handily beating the Merrill Lynch index and the 2.97% return of the LipperSM High Current Yield Funds Average. Our position in several tranches of CSFB 00-FL1 benefited performance from both an absolute perspective and compared with the index. A property backing a large loan in the issue’s pool of mortgages that had been foreclosed on received a bid that exceeded the loan balance, causing the value of the securities in this holding to skyrocket. Also boosting performance was the fund’s stake in CSFB 98-C1 F, as a number of loans in this pool were “defeased” with Treasuries, thereby decreasing the risk of owning this holding and triggering a credit upgrade. Defeasance occurs when a borrower who is prohibited from early repayment chooses instead to pledge Treasury securities to discharge the loan. Conversely, the fund’s position in RMF 97-1 G proved to be a drag on performance. This holding was hampered by a principal loss on one of the underlying loans, interest shortfalls and little prospect of principal recovery. All holdings mentioned in this paragraph are CMBS.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

55 Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Actual	$1,000.00	$1,039.50	$4.14
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.01	$4.10

* Expenses are equal to the Fund’s annualized expense ratio of .81%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Portfolio/Sector

6

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings. Where neither Moody’s or S&P ratings are available, we have used Fitch ratings.

Investments November 30, 2005
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value (Note 1)
	Amount
Diversified Financial Services – 0.8%
Thornburg Mortgage, Inc. 8% 5/15/13 .	$ 3,400,000	$ 3,315,000
Wrightwood Capital LLC 9% 6/1/14 (f)	1,000,000	1,000,000
		4,315,000
Healthcare – 0.5%
Omega Healthcare Investors, Inc. 7%
4/1/14	1,250,000	1,259,375
Ventas Realty LP/Ventas Capital Corp.:
6.625% 10/15/14	500,000	505,000
6.75% 6/1/10	780,000	789,750
		2,554,125
Homebuilding/Real Estate – 1.6%
American Real Estate Partners/American
Real Estate Finance Corp.:
7.125% 2/15/13 (c)	750,000	735,000
8.125% 6/1/12	1,475,000	1,519,250
Crescent Real Estate Equities LP/Crescent
Finance Co. 9.25% 4/15/09	1,375,000	1,443,750
Forest City Enterprises, Inc. 6.5% 2/1/17	2,000,000	1,950,000
Nationwide Health Properties, Inc. 6%
5/20/15	1,000,000	981,988
The Rouse Co. 5.375% 11/26/13	2,100,000	1,979,651
		8,609,639
Hotels – 0.9%
La Quinta Properties, Inc. 8.875%
3/15/11	1,500,000	1,621,875
Times Square Hotel Trust 8.528%
8/1/26 (c)	2,631,215	2,981,167
		4,603,042
Restaurants 0.9%
Landry’s Seafood Restaurants, Inc. 7.5%
12/15/14	1,850,000	1,739,000
Trustreet Properties, Inc.:
7.5% 4/1/15	2,000,000	2,005,000
7.5% 4/1/15 (c)	1,000,000	1,002,500
		4,746,500

TOTAL NONCONVERTIBLE BONDS
(Cost $24,849,313)		24,828,306

Asset Backed Securities 8.8%

ABSC NIMS Trust:
Series 2003 HE4 Class A, 7%
8/17/33 (c)	51,212	51,212
Series 2003 HE5 Class A, 7%
8/17/33 (c)	65,817	65,817

	Principal	Value (Note 1)
	Amount

Series 2003 HE7 Class A, 7%
12/15/33 (c)	$33,992	$33,992
Series 2004 HE1 Class A, 7%
1/17/34	93,536	93,205
Ameriquest Mortgage Securities, Inc.
Series 2004 R9 Class M9, 6.6913%
10/25/34 (c)(d)	2,014,000	1,865,040
Ameriquest NIMS Trust/Ameriquest Asset
Holdings Series 2004 RN4 Class A,
4.6% 7/25/34 (c)	66,016	65,908
Anthracite CDO I Ltd. Series 2002 CIBA
Class E, 9.314% 5/24/37 (c)	1,500,000	1,694,708
Atherton Franchise Loan Funding LLP:
Series 1998 A Class E, 8.25%
5/15/20 (c)	1,500,000	300,000
Series 1998 A Class F, 7.44%
11/15/14 (b)(c)	1,171,444	5,857
Cayman ABSC NIMS Trust:
Series 2004 HE2 Class A1, 6.75%
4/25/34 (c)	42,185	42,079
Series 2005 HE2 Class A1, 4.5%
2/25/35 (c)	556,860	549,899
Countrywide Home Loans, Inc. Series
2004 11N Class N, 5.25%
4/25/36 (c)	209,170	208,013
Crest Clarendon Street Ltd./Crest
Clarendon Corp. Series 2002 1A
Class D, 9% 12/28/35 (c)	5,170,000	5,797,573
Crest Dartmouth Street Ltd./Crest
Dartmouth Street Corp. Series 2003 1A
Class D, 9% 6/28/38 (c)	4,100,000	4,393,132
Crest G Star Ltd. Series 2001 2A
Class C, 10% 2/25/32 (c)	1,330,000	1,364,026
Crest Ltd.:
Series 2000 1A Class D, 10%
8/31/36 (c)	2,200,000	1,540,000
Series 2004 1A Class H1, 7.92%
1/28/40 (c)(d)	2,150,000	2,107,921
Diversified REIT Trust:
Series 2000 1A Class G, 6.971%
3/8/10 (c)	1,335,000	1,357,830
Series 2003 SMU Class D, 6.78%
3/18/11 (c)(d)	1,390,000	1,325,819
Fairfield Street Solar Corp.:
Series 2004 1A Class F, 9.2713%
11/28/39 (c)(d)	1,050,000	1,054,102
Series 2004 A1 Class E1, 7.765%
11/28/39 (c)(d)	1,000,000	1,026,767
G Star Ltd. Series 2002 1A Class C, 8%
4/25/37 (c)	4,500,000	4,605,322
Gramercy Real Estate CDO Ltd. Series
2005 1A Class H, 6.2%
7/25/35 (c)(d)	1,700,000	1,699,895

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount
GSAMP Trust:
Series 2004 HE1 Class B3, 8.1913%
5/25/34 (d)	$ 1,305,000	$ 1,251,318
Series 2005 HE3 Class B3, 6.6913%
6/25/35 (d)	1,070,000	918,422
Guggenheim Structured Real Estate
Funding Ltd./Guggenheim Structured
Real Estate Funding LLC Series
2005 2A:
Class D, 5.7413% 9/25/30 (c)(d)	550,000	550,000
Class E, 6.1913% 9/25/30 (c)(d)	1,055,000	1,055,000
Home Equity Asset Trust Series 2003 6N
Class A, 6.5% 3/27/34 (c)	2,298	2,284
Long Beach Mortgage Loan Trust Series
2005 2 Class B1, 6.9413%
4/25/35 (c)(d)	2,273,000	1,953,560
Park Place Securities NIM Trust Series
2004 WHQN2 Class A, 4%
2/25/35 (c)	213,805	211,935
Park Place Securities NIMS Trust Series
2004 WCW1 Class NOTE, 5.65%
9/25/34 (c)	232,514	232,223
Park Place Securities, Inc. Series
2004 WHQ2 Class M10, 6.6913%
2/25/35 (c)(d)	1,943,000	1,667,949
Taberna Preferred Funding II
Ltd./Taberna Preferred Funding II, Inc.
Series 2005 2A Class E1, 7.1906%
11/5/35 (c)(d)	2,895,000	2,895,000
Taberna Preferred Funding III Ltd. Series
2005 3A:
Class D, 6.52% 2/5/36 (c)(d)	1,960,000	1,960,000
Class E, 8.37% 2/5/36 (c)(d)	500,000	500,000
TIAA Real Estate CDO Ltd./TIAA Real
Estate CDO Corp. Series 2002 1A
Class IV, 6.84% 5/22/37 (c)	1,460,000	1,380,269
TOTAL ASSET BACKED SECURITIES
(Cost $44,571,515)		45,826,077

Collateralized Mortgage Obligations 9.1%

Private Sponsor 7.9%
Countrywide Home Loans, Inc. Series
2005 R3:
Class B3, 5.5% 9/25/35 (c)(d)	677,000	527,214
Class B4, 5.5% 9/25/35 (c)(d)	576,000	343,260
Class B5, 5.5% 9/25/35 (c)(d)	1,087,971	223,034
Countrywide Home Loans, Inc.:
Series 2002 R1:
Class B3, 6.61% 7/25/32 (c)(d)	866,968	757,242
Class B4, 6.61% 7/25/32 (c)(d)	1,734,954	1,251,878
Class B5, 6.61% 7/25/32 (c)(d)	935,037	185,546

	Principal	Value (Note 1)
	Amount
Series 2002 R2 Class 2B4, 4.8583%
7/25/33 (c)(d)	$137,256	$59,020
Series 2002 R3:
Class B3, 5.75% 8/25/43 (c)	796,297	661,673
Class B4, 5.75% 8/25/43 (c)	452,183	307,060
Class B5, 5.75% 8/25/43 (c)	856,956	130,418
Series 2003 40:
Class B3, 4.5% 10/25/18	223,594	195,924
Class B4, 4.5% 10/25/18	89,438	68,755
Class B5, 4.5% 10/25/18	304,130	103,404
Series 2003 50:
Class B4, 5% 11/25/18 (c)	269,566	247,200
Class B5, 5% 11/25/18 (c)	270,843	130,005
Series 2003 R1:
Class 2B4, 4.7606% 2/25/43 (c)(d)	107,768	45,162
Class 2B5, 4.7606% 2/25/43 (c)(d)	509,736	69,678
Series 2003 R2 Class B3, 5.5%
5/25/43 (c)	756,578	610,937
Series 2003 R3 Class B3, 5.5%
11/25/33	718,527	575,944
Series 2004 R1:
Class 1B3, 5.5% 11/25/34 (d)	1,110,849	859,172
Class 1B4, 5.5% 11/25/34 (c)(d)	464,149	284,436
Class 1B5, 5.5% 11/25/34 (c)(d)	789,730	118,706
Credit Suiss First Boston Mortgage
Securities Corp. Series 2005 10 Class
CB5, 5.1921% 11/25/20 (c)(d)	316,637	221,314
Credit Suisse First Boston Mortgage
Acceptance Corp. Series 2004 6 Class
B4, 4.7563% 9/25/19 (c)(d)	188,371	161,545
Credit Based Asset Servicing and
Securitization LLC Series 2004 AN
Class A, 5% 9/27/36 (c)	39,391	39,231
CS First Boston Mortgage Securities
Corp.:
Series 2002 26:
Class 4B3, 7% 10/25/17	333,496	319,880
Class 4B4, 7% 10/25/17 (c)	100,268	85,592
Class 4B5, 7% 10/25/17 (c)	174,653	91,588
Class 4B6, 7% 10/25/17 (c)	76,695	7,670
Series 2004 5:
Class CB5, 5.064% 8/25/19 (c)(d) .	182,793	130,885
Class CB6, 5.064% 8/25/19 (c)(d) .	121,866	36,560
Series 2005 2 Class CB4, 5.2159%
3/25/35 (c)(d)	734,452	601,084

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments - continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount
Private Sponsor – continued
Diversified REIT Trust Series 2000 1A:
Class F, 6.971% 3/8/10 (c)	$ 1,170,000	$ 1,223,071
Class H, 6.971% 3/8/10 (c)	1,835,000	1,741,702
GMAC Mortgage Loan Trust Series
2003 J4 Class B1, 4.75% 9/25/18 (c)	270,097	249,055
Nomura Asset Acceptance Corp. Series
2001 R1A:
Class B1, 7% 2/19/30 (c)	613,927	626,781
Class B2, 7% 2/19/30 (c)	526,223	532,965
Class B4, 7% 2/19/30 (c)	73,981	41,707
Residential Finance LP/Residential Finance
Development Corp. floater:
Series 2002 A:
Class B10, 20.3% 10/10/34 (d)	1,476,293	1,550,107
Class B7, 9.8% 10/10/34 (d)	1,431,441	1,453,186
Class B9, 16.3% 10/10/34 (d)	2,362,355	2,462,755
Series 2003 B Class B9, 16.05%
7/10/35 (c)(d)	1,678,605	1,779,321
Series 2005 A Class B6, 6.1%
3/10/37 (c)(d)	792,576	792,576
Residential Funding Securities Corp.
Series 2002 RM1 Class BI2, 5.5%
12/25/17 (c)	180,542	135,809
Resix Finance Ltd. floater:
Series 2003 D Class B9, 15.6%
12/10/35 (c)(d)	483,563	507,741
Series 2004 A:
Class B7, 8.35% 2/10/36 (c)(d)	488,118	499,101
Class B9, 13.1% 2/10/36 (c)(d)	794,657	828,430
Series 2004 B:
Class B8, 8.85% 2/10/36 (c)(d)	406,760	416,929
Class B9, 12.35% 2/10/36 (c)(d)	690,318	717,931
Series 2004 C:
Class B7, 7.6% 9/10/36 (c)(d)	2,066,722	2,110,640
Class B8, 8.35% 9/10/36 (c)(d)	1,840,367	1,886,376
Class B9, 11.1% 9/10/36 (c)(d)	688,907	709,574
Series 2005 A:
Class B10, 12.6% 3/10/37 (c)(d)	495,360	495,360
Class B7, 7.1% 3/10/37 (c)(d)	1,486,080	1,486,080
Class B9, 9.85% 3/10/37 (c)(d)	1,725,834	1,725,834
Series 2005 B:
Class B7, 7.2% 6/10/37 (c)(d)	1,783,404	1,783,404
Class B8, 8% 6/10/37 (c)(d)	614,283	614,283
Class B9, 9.85% 6/10/37 (c)(d)	594,468	594,468

	Principal	Value (Note 1)
	Amount
Series 2005 C:
Class B7, 7.2% 9/10/37 (c)(d)	$1,835,919	$ 1,835,919
Class B8, 7.85% 9/10/37 (c)(d)	1,060,643	1,060,643
Class B9, 9.8% 9/10/37 (c)(d)	1,736,141	1,736,141
Wells Fargo Mortgage Backed Securities
Trust Series 2003 3 Class 2B4, 5.25%
4/25/33 (c)	439,495	424,660

TOTAL PRIVATE SPONSOR		41,473,566
U.S. Government Agency – 1.2%
Fannie Mae REMIC Trust:
Series 2001 W3 Subordinate REMIC
Pass-Through Certificates:
Class B3, 7% 9/25/41	834,964	751,989
Class B4, 7% 9/25/41	457,264	347,378
Class B5, 7% 9/25/41	1,194,626	250,871
Series 2002 W1 Subordinate REMIC
Pass-Through Certificates:
Class 3B3, 4.6301% 2/25/42 (c)(d)	170,467	115,119
Class 3B5, 4.6301% 2/25/42 (c)(d) .	173,147	58,121
Class B4, 6% 2/25/42 (c)	1,195,569	846,613
Class B5, 6% 2/25/42 (c)	751,880	135,338
Series 2002 W6 Subordinate REMIC
Pass-Through Certificates Class 3B4,
4.6458% 1/25/42 (c)(d)	135,704	64,841
Series 2003 W1 Subordinate REMIC
Pass-Through Certificates:
Class B3, 5.75% 12/25/42	2,411,421	1,992,060
Class B4, 5.75% 12/25/42	1,475,503	999,423
Class B5, 5.75% 12/25/42	2,054,567	354,413
Series 2003 W10 Subordinate REMIC
Pass-Through Certificates:
Class 2B4, 4.7032% 6/25/43 (d)	392,096	161,495
Class 2B5, 4.7032% 6/25/43 (d)	433,616	59,273

TOTAL U.S. GOVERNMENT AGENCY		6,136,934

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $45,607,192)		47,610,500

Commercial Mortgage Securities 64.8%

Artesia Mortgage CMBS, Inc. floater
Series 1998 C1 Class F, 6.7864%
6/25/30 (c)(d)	4,513,000	4,704,588
Asset Securitization Corp.:
Series 1997 D4 Class B2, 7.525%
4/14/29	675,000	711,198
Series 1997 D5 Class PS1, 1.5169%
2/14/43 (d)(e)	23,936,501	1,118,210

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Commercial Mortgage Securities continued
		Principal	Value (Note 1)
		Amount
Asset Securitization Corp.: - continued
Series 1997 MD7 Class A3, 7.5153%
1/13/30 (d)		$2,135,000	$ 2,187,374
Banc of America Commercial Mortgage,
Inc.:
Series 2003 1 Class J, 4.9%
9/11/36 (c)		1,240,000	1,173,488
Series 2003 2:
Class BWD, 6.947% 10/11/37 (c)	.	519,792	521,566
Class BWE, 7.226% 10/11/37 (c)	.	701,235	703,206
Class BWF, 7.55% 10/11/37 (c)		619,588	622,561
Class BWG, 8.155% 10/11/37 (c)	.	599,824	597,216
Class BWH, 9.073% 10/11/37 (c)	.	312,610	316,287
Class BWJ, 9.99% 10/11/37 (c)		518,645	523,528
Class BWK, 10.676% 10/11/37 (c)		406,141	412,291
Class BWL, 10.1596% 10/11/37 (c)		684,314	644,401
Series 2004 4:
Class K, 4.637% 7/10/42 (c)(d)		1,650,000	1,341,399
Class L, 4.637% 7/10/42 (c)(d)		1,690,000	1,178,511
Series 2005 4 Class H, 5.1545%
7/10/45 (c)(d)		525,000	480,211
Bank of America Large Loan, Inc.:
floater Series 2005 ESHA Class K,
5.915% 7/14/08 (c)(d)		3,950,000	3,951,847
Series 2005 MIB1 Class K, 6.21%
3/15/22 (c)(d)		2,310,000	2,242,065
Bear Stearns Commercial Mortgage
Securities, Inc.:
Series 1998 C1 Class F, 6%
6/16/30 (c)		600,000	608,649
Series 1999 C1 Class H, 5.64%
2/14/31 (c)		1,475,030	1,186,222
Beckman Coulter, Inc. sequential pay
Series 2000 A Class A, 7.4975%
12/15/18 (c)		4,696,000	5,066,647
Berkeley Federal Bank & Trust FSB Series
1994 1 Class B, 3.5439%
8/1/24 (c)(d)		227,599	201,426
BKB Commercial Mortgage Trust
weighted average coupon Series
1997 C1 Class H, 4.3394%
10/25/22 (c)(d)		236,366	119,365
Capital Trust RE CDO Ltd. floater Series
2005 1A:
Class D, 5.6594% 3/20/50 (c)(d)		750,000	747,975
Class E, 6.2594% 3/20/50 (c)(d)		3,000,000	3,000,000

		Principal	Value (Note 1)
		Amount
Chase Commercial Mortgage Securities
Corp.:
floater Series 2000 FL1A Class H,
11.865% 12/12/13 (c)(d)		$ 538,003	$ 538,003
Series 1998 1:
Class F, 6.56% 5/18/30 (c)		5,000,000	5,174,509
Class H, 6.34% 5/18/30 (c)		2,000,000	1,750,318
Chase Manhattan Bank First Union
National Bank Commercial Mortgage
Trust Series 1999 1 Class G, 6.4%
8/15/31 (c)		4,000,000	4,089,122
Commercial Mortgage Asset Trust:
Series 1999 C1 Class F, 6.25%
1/17/32 (c)		7,175,000	7,356,617
Series 1999 C2:
Class G, 6% 11/17/32		4,575,000	4,694,892
Class H, 6% 11/17/32		4,372,000	4,459,027
Commercial Mortgage pass thru
certificates Series 2001 J1A:
Class F, 6.958% 2/14/34 (c)		1,480,000	1,531,438
Class G, 6.9829% 2/14/34 (c)(d)		1,200,000	1,255,244
Commercial Mortgage Pass-Through
Certificates Series 2001 J2A Class F,
7.0315% 7/16/34 (c)(d)		1,520,000	1,547,892
Crest Ltd. Series 2001 1A Class C, 9%
2/25/34 (c)		2,615,000	2,862,059
CS First Boston Mortgage Securities
Corp.:
floater:
Series 1997 C2 Class H, 7.46%
1/17/35 (c)(d)		3,190,000	1,528,185
Series 2004 HC1A Class E, 7.87%
12/15/21 (c)(d)		1,000,000	999,990
Series 1997 C1 Class F, 7.5%
6/20/29 (c)(d)		1,215,000	1,330,075
Series 1997 C2 Class F, 7.46%
1/17/35 (d)		1,400,000	1,492,810
Series 1998 C1 Class F, 6%
5/17/40 (c)		12,000,000	10,482,348
Series 1998 C2:
Class F, 6.75% 11/11/30 (c)		4,000,000	4,251,996
Class G, 6.75% 11/11/30 (c)		1,065,000	1,066,735
Series 2000 FL1A:
Class F, 6.3219% 12/15/09 (c)(d)	.	1,018,000	1,007,820
Class G, 6.3219% 12/15/09 (c)(d) .		1,391,267	1,377,355
Class H, 6.3219% 12/15/09 (c)(d)	.	1,414,342	1,272,908
Class J, 6.3219% 12/15/09 (c)(d)	.	1,003,070	702,149
Class K, 6.3219% 12/15/09 (c)(d)	.	1,455,101	14,551
Series 2001 CK6 Class NW, 6.08%
8/15/36		2,012,435	983,660

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
CS First Boston Mortgage Securities
Corp.: – continued
Series 2001 CP4 Class H, 6%
12/15/35 (c)	$2,470,000	$ 2,461,427
Series 2002 CKP1 Class KZ, 6.294%
12/15/35 (c)(d)	6,026,000	5,366,906
Series 2002 TFLA Class AX, 0%
11/18/12 (c)(d)(e)	4,706,224	1,412
Series 2004 CBN1 Class A, 10.633%
8/15/08 (c)	2,179,341	2,134,557
Series 2004 FL1A Class G, 6.9653%
5/15/14 (c)(d)	2,000,000	2,001,876
Series 2004 TF2A Class AX, 1.3401%
11/15/19 (c)(d)(e)	30,176,338	416,433
Series 2004 TFLA Class AX, 1.4057%
2/15/14 (c)(d)(e)	13,565,398	29,844
Deutsche Mortgage & Asset Receiving
Corp. Series 1998 C1 Class F, 7.5%
6/15/31	3,600,000	3,808,413
DLJ Commercial Mortgage Corp.:
Series 1998 CF2 Class B3, 6.04%
11/12/31	5,785,000	5,765,000
Series 1998 CG1 Class B4, 7.1638%
6/10/31 (c)(d)	3,690,000	4,044,670
DLJ Mortgage Acceptance Corp. Series
1996 CF1 Class B4, 8.336%
3/13/28 (d)	2,105,000	2,304,470
EQI Financing Partnership I LP Series
1997 1 Class C, 7.58% 2/20/17 (c) .	2,500,000	2,521,007
First Chicago/Lennar Trust I:
Series 1997 CHL1 Class E, 7.6397%
4/29/39 (c)(d)	16,709,002	17,043,181
weighted average coupon Series
1997 CHL1 Class D, 7.6397%
4/29/39 (c)(d)	5,773,001	5,852,380
First Union National Bank Commercial
Mortgage Trust sequential pay Series
1999 C4 Class G, 6.5% 12/15/31 (c)	3,700,000	3,830,078
GE Commercial Mortgage Corp. Series
2005 C3 Class J, 5.1141%
7/10/45 (c)(d)	2,277,000	2,028,486
Global Signal Trust Series 2004 1A:
Class F, 8.08% 1/15/34 (c)(d)	780,000	814,629
Class G, 10% 1/15/34 (c)(d)	720,000	750,042
GMAC Commercial Mortgage Securities,
Inc.:
Series 1996 C1 Class G, 5.7%
7/15/10	4,400,000	4,250,813
Series 1997 C2:
Class F, 6.75% 4/15/29 (d)	6,000,000	5,167,500
Class H, 6.75% 4/15/29 (d)	12,424,869	2,484,974
Series 1999 C1 Class F, 6.02%
5/15/33 (c)	7,100,000	7,131,748

	Principal	Value (Note 1)
	Amount
Greenwich Capital Commercial Funding
Corp.:
Series 2003 C2 Class J, 5.234%
11/5/13 (c)(d)	$ 1,000,000	$ 933,750
Series 2005 GG3:
Class J, 4.685% 8/10/42 (c)(d)	900,000	763,762
Class K, 4.685% 8/10/42 (c)(d)	1,700,000	1,413,125
GS Mortgage Securities Corp. II:
Series 1997 GL Class H, 7.8431%
7/13/30 (c)(d)	3,736,000	4,131,004
Series 2004 GG2:
Class J, 5.067% 8/1/38 (c)(d)	420,000	360,019
Class K, 5.067% 8/1/38 (c)(d)	720,000	600,916
J.P. Morgan Chase Commercial
Mortgage Securities Corp.:
Series 2001 A:
Class G, 6% 10/15/32 (c)(d)	2,003,000	1,561,158
Class NR, 6% 10/15/32 (c)(d)	2,060,795	1,009,790
Class X, 1.7177%
10/15/32 (c)(d)(e)	27,462,089	989,844
Series 2003 CB7 Class L, 5.173%
1/12/38 (c)(d)	4,096,000	3,272,320
J.P. Morgan Commercial Mortgage
Finance Corp.:
Series 1997 C5 Class F, 7.5605%
9/15/29	7,650,000	8,343,082
Series 1999 C7:
Class E, 7.1283% 10/15/35 (d)	1,000,000	1,056,706
Class F, 6% 10/15/35 (c)	2,700,000	2,724,882
Class G, 6% 10/15/35 (c)	13,273,000	11,522,689
Class H, 6% 10/15/35 (c)	1,991,000	1,506,630
Class NR, 6% 10/15/35 (c)	6,250,000	1,597,500
Series 1999 C8:
Class G, 6% 7/15/31 (c)	1,075,000	1,061,229
Class H, 6% 7/15/31 (c)	2,045,000	1,555,018
Series 2000 C9 Class G, 6.25%
10/15/32 (c)	1,880,000	1,855,917
JP Morgan Chase Commercial Mortgage
Security Corp. Series 2005 PRKS Class
A, 9.75% 1/15/15 (c)(d)	2,290,000	2,319,999
LB Commercial Conduit Mortgage Trust
Series 1998 C1 Class K, 6.3%
2/18/30 (c)	2,483,000	670,410
LB Multi family Mortgage Trust Series
1991 4 Class A1, 7.0403%
4/25/21 (c)(d)	480,518	432,466
LB UBS Westfield Trust Series 2001 WM
Class X, 0.5408% 7/14/16 (c)(d)(e)	28,116,965	791,076
LB UBS Commercial Mortgage Trust:
Series 2001 C7 Class M, 5.868%
11/15/33	4,957,000	4,569,734

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
LB UBS Commercial Mortgage Trust: –
continued
Series 2001 CZ Class P, 5.868%
11/15/33	$ 1,320,000	$ 1,024,690
Series 2002 C1 Class K, 6.428%
3/15/34 (c)	3,751,000	3,906,136
Series 2002 C2 Class M, 5.683%
7/15/35 (c)	950,000	904,096
Mach One Trust LLC Series 2004 1A:
Class L, 5.45% 5/28/40 (c)(d)	1,393,000	1,019,992
Class M, 5.45% 5/28/40 (c)(d)	1,533,000	959,682
Merrill Lynch Financial Asset, Inc.:
sequential pay Series 2002 CAN8
Class A1, 4.83% 11/12/34	89,763	77,878
Series 2005 CA16:
Class F, 4.384% 7/12/15	551,000	407,214
Class G, 4.384% 7/12/15	275,000	195,825
Class H, 4.384% 7/12/15	184,000	113,673
Class J, 4.384% 7/12/15	275,000	155,504
Class K, 4.384% 7/12/15	275,000	145,077
Class L, 4.384% 7/12/15	184,000	90,670
Class M, 4.384% 7/12/15	772,000	245,823
Series 2005 CA17:
Class E, 4.9723% 5/12/16 (d)	474,000	374,727
Class F, 4.525% 5/12/16 (c)	812,000	589,355
Class G, 4.525% 5/12/16	846,000	595,086
Class H, 4.525% 12/12/16	235,000	146,768
Class J, 4.525% 12/12/16	248,000	139,237
Class K, 4.525% 12/12/16	261,000	133,338
Class L, 4.525% 12/12/16	248,000	117,709
Class M, 4.525% 12/12/16	2,057,000	632,590
Merrill Lynch Mortgage Investors, Inc.:
Series 1997 C2 Class F, 6.25%
12/10/29 (d)	2,350,000	2,298,654
Series 1999 C1 Class G, 6.71%
11/15/31 (c)	2,604,000	2,381,853
Merrill Lynch Mortgage Trust:
Series 2002 MW1:
Class H, 5.695% 7/12/34 (c)	1,975,000	1,934,510
Class J, 5.695% 7/12/34 (c)	700,000	671,119
Series 2004 KEY2 Class J, 5.091%
8/12/39 (c)(d)	1,665,000	1,462,591
Mezz Capital Commercial Mortgage
Trust:
Series 2004 C1:
Class F, 9.422% 10/15/13	645,000	675,038
Class G, 12.349% 10/15/13	465,000	490,484
Class X, 7.8504% 1/15/18 (d)(e)	995,900	399,060

	Principal	Value (Note 1)
	Amount
Series 2004 C2:
Class D, 7.347% 10/15/40 (c)	$ 1,074,000	$ 1,033,364
Class E, 8.309% 10/15/40 (c)	441,000	424,631
Class F, 10.223% 10/15/40 (c)	772,000	744,360
Class G, 12.933% 10/15/40 (c)	497,000	471,626
Morgan Stanley Capital I, Inc.:
Series 1997 HF1 Class G, 6.86%
7/15/29 (c)	2,010,000	2,033,355
Series 1997 RR Class G1, 7.6289%
4/30/39 (c)(d)	5,350,864	1,108,432
Series 1998 CF1 Class F, 7.35%
7/15/32 (c)	2,020,000	1,788,918
Series 1998 HF1 Class F, 7.18%
3/15/30 (c)	7,000,000	7,231,016
Series 1998 HF2:
Class F, 6.01% 11/15/30 (c)	5,935,000	6,043,550
Class G, 6.01% 11/15/30 (c)	8,985,745	9,112,829
Series 1999 CAM1:
Class M, 6.54% 3/15/32 (c)	2,106,170	1,226,186
Class N, 6.54% 3/15/32 (c)	1,196,930	191,883
Morgan Stanley Dean Witter Capital I
Trust Series 2000 LIFE Class H, 6.5%
11/15/36 (c)	773,000	786,044
Mortgage Capital Funding, Inc. Series
1997 MC2 Class F, 7.214%
11/20/27 (c)	9,381,364	9,637,952
Nationslink Funding Corp.:
Series 1998 2:
Class F, 7.105% 8/20/30 (c)	6,500,000	6,885,969
Class G, 5% 8/20/30 (c)	1,315,000	1,207,393
Series 1999 1 Class H, 6%
1/20/31 (c)	1,340,000	1,307,133
Nomura Asset Securities Corp. Series
1998 D6 Class B1, 6% 3/15/30 (c)	7,453,000	7,604,844
Penn Mutual Life Insurance Co./Penn
Insurance & Annuity Co. Series
1996 PML Class M, 7.9% 11/15/26 (c)	5,862,000	6,454,292
Prudential Securities Secured Financing
Corp.:
Series 1998 C1 Class F, 6.9601%
2/15/13 (c)(d)	3,765,000	4,057,835
Series 1999 NRF1 Class F, 6.074%
11/1/31 (c)	4,130,000	4,141,105
RMF Commercial Mortgage, Inc.
Series 1997 1 Class G, 8.7729%
1/15/19 (a)(c)(d)	460,203	9,204
Salomon Brothers Mortgage Securities
VII, Inc.:
floater:
Series 1999 C1 Class H, 7%
5/18/32 (c)(d)	2,500,000	2,662,057
Series 2000 NL1 Class H, 6.8324%
10/15/30 (c)(d)	2,900,000	2,925,375
Series 2000 C3 Class X, 1.3906%
12/18/33 (c)(d)(e)	30,567,766	1,541,398

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount
Wachovia Bank Commercial Mortgage
Trust:
floater Series 2005 WL5A Class OKS,
6.02% 1/15/18 (c)(d)	$ 1,823,000	$ 1,828,697
Series 2004 C15 Class 175C,
5.8479% 10/15/41 (c)(d)	1,250,000	1,107,369
Washington Mutual Multi family
Mortgage LLC Series 2001 1 Class B4,
7.209% 10/18/31 (c)(d)	1,600,000	1,712,031
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $302,229,798)		338,950,033

Common Stocks 0.1%
	Shares
Banks and Thrifts – 0.0%
CS First Boston Mortgage Securities
Corp. warrants (a)	6,236,357	0
Healthcare – 0.0%
Skilled Healthcare Group, Inc. (a)(f)	870	180,090
Homebuilding/Real Estate – 0.1%
New Century Financial Corp.	16,300	589,572
TOTAL COMMON STOCKS
(Cost $945,409)		769,662

Preferred Stocks 6.8%

Convertible Preferred Stocks 0.8%
Homebuilding/Real Estate – 0.8%
Equity Office Properties Trust Series B,
5.25%	44,300	2,217,215
Glenborough Realty Trust, Inc. Series A,
7.75%	44,029	1,119,657
Windrose Medical Properties Trust 7.50%	40,000	1,050,000
		4,386,872
Nonconvertible Preferred Stocks 6.0%
Automotive – 0.6%
Capital Automotive (REIT) 6.75%	114,980	3,023,974
Banks and Thrifts – 0.3%
MFH Financial Trust I 9.50% (a)(c)	16,845	1,709,768
Homebuilding/Real Estate – 4.7%
Accredited Mortgage Loan Trust Series A,
9.75%	17,600	457,952
American Home Mortgage Investment
Corp.:
Series A, 9.375%	65,000	1,716,000
Series B, 9.25%	15,000	380,250
Annaly Mortgage Management, Inc.
Series A, 7.875%	81,700	1,977,140
Anworth Mortgage Asset Corp. Series A,
8.625%	49,000	1,186,290

	Shares	Value (Note 1)
Apartment Investment & Management
Co.:
Series G, 9.375%	16,500	$432,960
Series Q, 10.10%	13,300	336,091
Series R, 10.00%	10,500	266,805
Series T, 8.00%	103,000	2,589,420
Series U, 7.75%	16,000	399,520
Cedar Shopping Centers, Inc. 8.875%	46,400	1,229,600
CenterPoint Properties Trust Series D,
5.377%	1,000	960,000
Hersha Hospitality Trust Series A, 8.00%	38,676	955,297
Impac Mortgage Holdings, Inc. Series C,
9.125%	50,000	1,174,000
iStar Financial, Inc. Series I, 7.50%	30,000	739,500
Mid America Apartment Communities,
Inc. Series H, 8.30%	103,000	2,671,820
New Plan Excel Realty Trust (depositary
shares) Series D, 7.80%	15,800	809,750
PS Business Parks, Inc.:
(depositary shares) Series F, 8.75%	39,000	1,009,710
(depositary shares) Series L, 7.60%	44,000	1,106,600
RAIT Investment Trust:
Series A, 7.75%	39,200	958,440
Series B, 8.375%	41,005	1,033,326
Strategic Hotel Capital, Inc. 8.50% (c)	50,000	1,250,000
Taubman Centers, Inc. Series G, 8.00% .	40,000	1,024,400
		24,664,871
Hotels – 0.4%
FelCor Lodging Trust, Inc. (depositary
shares) Series C, 8.00%	40,000	960,000
Innkeepers USA Trust Series C, 8.00%	35,000	876,750
		1,836,750

TOTAL NONCONVERTIBLE PREFERRED STOCKS		31,235,363

TOTAL PREFERRED STOCKS
(Cost $34,746,512)		35,622,235

Floating Rate Loans 2.1%
	Principal
	Amount
Diversified Financial Services – 0.0%
Newkirk Master LP Tranche B, term loan
6.0595% 8/11/08 (d)	$63,303	63,777
Homebuilding/Real Estate – 1.6%
General Growth Properties, Inc.:
Tranche A, term loan 5.87%
11/12/07 (d)	604,110	605,620
Tranche B, term loan 6.22%
11/12/08 (d)	2,285,259	2,296,685
Lion Gables Realty LP term loan 5.84%
9/30/06 (d)	459,311	460,459
LNR Property Corp.:
Tranche A, term loan 8.7442%
2/3/08 (d)	900,000	904,500

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Floating Rate Loans continued
	Principal	Value (Note 1)
	Amount
Homebuilding/Real Estate – continued
LNR Property Corp.: – continued
Tranche B, term loan 7.2405%
2/3/08 (d)	$ 3,429,895	$ 3,434,182
Maguire Properties, Inc. Tranche B, term
loan 5.84% 3/15/10 (d)	461,111	462,264
		8,163,710
Super Retail 0.5%
Toys ’R’ US, Inc. term loan 7.2438%
12/1/12 (d)	2,600,000	2,600,000
TOTAL FLOATING RATE LOANS
(Cost $10,800,359)		10,827,487

Preferred Securities 1.5%

Homebuilding/Real Estate – 1.5%
Crest Clarendon Street 2002 1 Ltd.
Series 2002 1A Class PS, 26.4%
12/28/35 (c)(d)	3,000,000	3,571,197
Crest Dartmouth Street 2003 1 Ltd. Series
2003 1A Class PS, 16.3%
6/28/38 (c)(d)	2,730,000	3,433,767
Crest G Star Ltd. Series 2001 2A Class
PS, 28.8% 2/25/32 (c)(d)	1,100,000	1,097,578
TOTAL PREFERRED SECURITIES
(Cost $7,013,336)		8,102,542

Cash Equivalents 3.5%
	Maturity
	Amount
Investments in repurchase agreements
(Collateralized by U.S. Treasury
Obligations, in a joint trading
account at:
3.96%, dated 11/30/05 due
12/1/05	$ 4,696,517	4,696,000
3.97%, dated 11/30/05 due
12/1/05	13,373,475	13,372,000
TOTAL CASH EQUIVALENTS
(Cost $18,068,000)		18,068,000

TOTAL INVESTMENT PORTFOLIO 101.4%
(Cost $488,831,434)		530,604,842

NET OTHER ASSETS (1.4)%		(7,147,351)
NET ASSETS 100%	$ 523,457,491

Currency Abbreviation
CAD	— Canadian dollar

Legend

(a) Non-income producing

(b) Non-income producing – Issuer is in default.

(c) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $371,541,705 or 71.0% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(f) Restricted securities – Investment in securities not registered under the
Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to
$1,180,090 or 0.2% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Skilled Healthcare Group, Inc.	8/19/03	$9
Wrightwood Capital LLC 9% 6/1/14	1/1/05	$1,000,000

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value
(including repurchase agreements
of $18,068,000) — See
accompanying schedule:
Unaffiliated issuers (cost
$488,831,434)		$530,604,842
Cash		1,520,971
Receivable for investments sold		908,144
Dividends receivable		233,446
Interest receivable		3,749,274
Prepaid expenses		2,666
Other receivables		14,169
Total assets		537,033,512

Liabilities
Payable for investments purchased .	$12,744,972
Distributions payable	390,699
Accrued management fee	311,806
Other affiliated payables	23,755
Other payables and accrued
expenses	104,789
Total liabilities		13,576,021

Net Assets		$523,457,491
Net Assets consist of:
Paid in capital		$464,134,329
Undistributed net investment income		8,500,713
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions		9,053,992
Net unrealized appreciation
(depreciation) on investments and
assets and liabilities in foreign
currencies		41,768,457
Net Assets, for 46,040,092 shares
outstanding		$523,457,491
Net Asset Value, offering price and
redemption price per share
($523,457,491 ÷ 46,040,092
shares)		$11.37

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$3,232,800
Interest (including $16,779 from
affiliated interfund lending)		33,912,276
Total income		37,145,076

Expenses
Management fee	$3,435,665
Transfer agent fees	72,086
Accounting fees and expenses	190,373
Independent trustees’ compensation	2,122
Custodian fees and expenses	22,982
Registration fees	2,592
Audit	168,255
Legal	2,001
Miscellaneous	140
Total expenses before reductions	3,896,216
Expense reductions	(16,511)	3,879,705

Net investment income		33,265,371
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,732,634
Foreign currency transactions	13,481
Total net realized gain (loss)		3,746,115
Change in net unrealized
appreciation (depreciation) on:
Investment securities	4,155,674
Assets and liabilities in foreign
currencies	(16,268)
Total change in net unrealized
appreciation (depreciation)		4,139,406
Net gain (loss)		7,885,521
Net increase (decrease) in net as-
sets resulting from operations		$41,150,892

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 33,265,371	$ 29,071,949
Net realized gain (loss)	3,746,115	8,442,245
Change in net unrealized appreciation (depreciation)	4,139,406	18,575,194
Net increase (decrease) in net assets resulting from operations	41,150,892	56,089,388
Distributions to shareholders from net investment income	(35,149,838)	(25,688,714)
Distributions to shareholders from net realized gain	(6,534,775)	(14,011,629)
Total distributions	(41,684,613)	(39,700,343)
Share transactions
Proceeds from sales of shares	90,074,644	98,318,612
Reinvestment of distributions	36,186,031	36,311,287
Cost of shares redeemed	(8,237,713)	(53,466,293)
Net increase (decrease) in net assets resulting from share transactions	118,022,962	81,163,606
Total increase (decrease) in net assets	117,489,241	97,552,651

Net Assets
Beginning of period	405,968,250	308,415,599
End of period (including undistributed net investment income of $8,500,713 and undistributed net investment income of
$10,459,223, respectively)	$ 523,457,491	$ 405,968,250

Other Information
Shares
Sold	8,036,973	8,837,358
Issued in reinvestment of distributions	3,220,115	3,387,586
Redeemed	(737,782)	(4,849,707)
Net increase (decrease)	10,519,306	7,375,237

Financial Highlights

Years ended November 30,	2005	2004	2003E	2002E	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 10.96	$ 10.47	$ 10.05	$ 9.59
Income from Investment Operations
Net investment incomeB	787.947		.885	.937D	.778
Net realized and unrealized gain (loss)	186.881		.503	.409D	.585
Total from investment operations	973	1.828	1.388	1.346	1.363
Distributions from net investment income	(.853)	(.848)	(.828)	(.926)	(.903)
Distributions from net realized gain	(.180)	(.510)	(.070)	—	—
Total distributions	(1.033)	(1.358)	(.898)	(.926)	(.903)
Net asset value, end of period	$ 11.37	$ 11.43	$ 10.96	$ 10.47	$ 10.05
Total ReturnA	9.00%	18.26%	13.81%	14.05%	14.69%
Ratios to Average Net AssetsC
Expenses before reductions	82%	.82%	.83%	.84%	.83%
Expenses net of fee waivers, if any	82%	.82%	.83%	.84%	.83%
Expenses net of all reductions	82%	.81%	.81%	.83%	.81%
Net investment income	7.01%	8.75%	8.25%	9.17%D	7.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 523,457	$ 405,968	$ 308,416	$ 402,365	$ 314,308
Portfolio turnover rate	18%	27%	27%	32%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrange ments or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E As the result of a correction made in the calculation of accretion of discount for certain securities, an accounting policy first adopted in the year ended November 30, 2002, amounts previously reported for that year have been reclassified. This correction had no material effect on the results of operations for the year ended November 30, 2003. The impact for 2002 is a decrease in net investment income per share of $.055 and a corresponding increase in net realized and unrealized gain. The ratio of net investment income to average net assets decreased from previously reported 9.70% to 9.17% . The reclassification has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Notes to Financial Statements For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a non diversified fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end manage ment investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transac tions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Pur chases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The fund follows the provisions of Emerging Issues Task Force Issue No. 99 20 (EITF 99 20), “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collatera lized mortgage obligations and commercial mortgage backed securities). Under EITF 99 20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distrib uting all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

18

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, and losses deferred due to excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 56,985,376
Unrealized depreciation	(4,705,240)
Net unrealized appreciation (depreciation)	52,280,136
Undistributed ordinary income	4,693,178
Undistributed long term capital gain	2,651,769

Cost for federal income tax purposes	$ 478,324,706

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$ 35,149,838	$27,608,702
Long term Capital Gains	6,534,775	12,091,641
Total	$ 41,684,613	$39,700,343

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agree ments are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These invest ments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $204,422,482 and $80,945,890, respectively.

Notes to Financial Statements continued 4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly manage ment fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..72% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $547 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
Borrower or Lender	Loan Balance	Interest Rate	Interest Earned
Lender	$ 11,093,000	3.20%	$16,779

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $602 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $6,676 and $9,233, respectively.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, four otherwise unaffiliated shareholders were the owners of record of 57% of the total outstanding shares of the fund.

Annual Report

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 2005 and the results of its operations, the changes in its net assets and the finan cial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Real Estate High Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

21 Annual Report

Trustees and Officers

The Trustees , Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert J. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapac itated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity (collect) at 1-617-563-6414.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massa chusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Man agement & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Real Estate High Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Offi cer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

22

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Invest ments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment compa nies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, includ ing Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich field Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

23 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corpora tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica tions) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Cor poration (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chan cellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member

(2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Com pany. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capi tal (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

24

Advisory Board Member and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Real Estate High Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Stephen B. Rosen (41)

Year of Election or Appointment: 2000

Vice President of Real Estate High Income. Mr. Rosen also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004). Prior to assuming his current responsibilities, Mr. Rosen worked as a manager and analyst.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Real Estate High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Real Estate High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Real Estate High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Real Estate High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

25 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Real Estate High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a part ner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1995

Assistant Treasurer of Real Estate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Real Estate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Real Estate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS

(1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds

(2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

26

Distributions

The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay on December 19, 2005, to shareholders of record at the opening of business on December 16, 2005, a distribution of $.12 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $2,651,769, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $6,841,302, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

27 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and indepen dent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the manage ment fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Invest ment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitor ing of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market informa tion through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular

Annual Report

28

funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The Board did not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group comprises funds with widely varied investment objectives. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund has compared favorably to its benchmark over time.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 64% would mean that 36% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) com parison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or

29 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2004. The Board considered that the fund is a unique investment product for large institutional clients that (unlike typical high income funds) focuses on real estate related securities and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with equivalent invest ment objectives, nor does Lipper have an investment objective category that matches the fund’s investment policies. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked above its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the busi ness of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After consider ing PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

Annual Report

30

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and deter mined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the exist ing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

31 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

REHI-UANN-0106 1.786712.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2005, Fidelity Advisor Series IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Institutional Short-Intermediate Government Fund and Fidelity Real Estate High Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Institutional Short-Intermediate Government Fund	$44,000	$38,000
Fidelity Real Estate High Income Fund	$162,000	$80,000
All funds in the Fidelity Group of Funds audited by PwC	$12,100,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Institutional Short-Intermediate Government Fund	$0	$0
Fidelity Real Estate High Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Institutional Short-Intermediate Government Fund	$2,500	$2,400
Fidelity Real Estate High Income Fund	$2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Institutional Short-Intermediate Government Fund	$1,800	$1,700
Fidelity Real Estate High Income Fund	$1,700	$1,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$170,000	$540,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by PwC of $3,650,000A and $2,700,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$550,000
Non-Covered Services	$3,500,000	$2,150,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series IV

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	January 20, 2006